UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2017 (May 26, 2017)

AMERICAN BRIVISION (HOLDING) CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Sawyers Peak Drive

Goshen, NY 10924

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (845) 291-1291

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01. Other Events.

American BriVision Corporation (the “Company”, “we” or “us”) holds the exclusive global license from BioLite Inc. (“BioLite”) for drug and therapeutic use of the Sixth Product according to the Addendum, which was entered on January 12 2017, to the collaborative agreement previously entered with BioLite on December 29, 2015, as amended May 6, 2016.

On May 26, 2017, we entered into a co-development agreement (the “Co-Dev Agreement”) with Rgene Corporation, a corporation incorporated under the laws of Taiwan (along with “Rgene”, collectively the “Parties”), to co-develop and commercialize certain products that are included in the Sixth Product as defined in the Addendum.

Under the terms of the Co-Dev Agreement, Rgene will pay to the Company $3,000,000 in cash or stock by August 15, 2017 in three installments. The Company is entitled to receive 50% of the future net licensing income or net sales profit, if any, and any development cost shall be equally shared by both Parties.

The foregoing descriptions of the Co-Dev Agreement are summaries and are qualified in their entirety by reference to such document, which is filed herewith as Exhibits 99.1 and is incorporated herein by reference.

Forward Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified by the words “will,” “expects,” “anticipates,” “believes,” “estimates” or similar expressions. These forward-looking statements reflect management’s view of future events and are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond our control, and could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ from such statements include, but are not limited to: an adverse decision or decisions following a review of additional safety information, or findings regarding a clinical benefit that are inconsistent with those of recent publications. The forward- looking statements contained herein represent management’s judgment of the Company as of the date hereof. We disclaim any intent or obligation to update any forward-looking statement except to the extent required by law.

Item 9.01 Exhibits

Exhibit 99.1	Co-Development Agreement with Rgene Corporation, dated May 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American BriVision (Holding) Corporation

Date: May 30, 2017	By:	/s/ Eugene Jiang
Eugene Jiang
Chief Executive Officer and Chairman

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